Exhibit 10.13

STOCKHOLDERS’ AGREEMENT

This Stockholders’ Agreement (this “Agreement”) is made as of September 15, 2021, by and among (a) LFG Buyer Co LLC (the “Buyer”); (b) the stockholders listed on Schedule I hereto under “Initial Aria Holders” (together with their respective Affiliates and their respective Permitted Transferees hereunder, the “Aria Holders”); (c) the stockholders listed on Schedule I hereto under “Initial Archaea Holders” (together with their respective Affiliates and their respective Permitted Transferees hereunder, the “Archaea Holders”); (d) Rice Acquisition Holdings LLC to be renamed as LFG Acquisition Holdings LLC on the date hereof (“OpCo”); (e) Rice Acquisition Sponsor LLC (“RAC Sponsor” and together with the Aria Holders and the Archaea Holders, the “Stockholder Parties”) and (f) Rice Acquisition Corp. to be renamed as Archaea Energy, Inc. on the date hereof (including any of its successors by merger, acquisition, reorganization, conversion or otherwise, the “Company”).

RECITALS

WHEREAS, Buyer has entered into that certain Business Combination Agreement, dated as of April 7, 2021 (as it may be amended or supplemented from time to time, the “Aria Agreement”), by and among (a) Buyer, (b) Inigo Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of the Buyer, (c) Aria Energy LLC, (d) OpCo, (e) Aria Renewable Energy Systems LLC, a Delaware limited liability company, solely in its capacity as representative of the Company Unitholders (as defined in the Aria Agreement), (f) LFG Intermediate Co, LLC, a Delaware limited liability company (“LFG”) and (g) solely for purposes of Section 2.2, Article IV, Article V, Article VI and Article XI thereof, the Company;

WHEREAS, Buyer has entered into that certain Business Combination Agreement, dated as of April 7, 2021 (as it may be amended or supplemented from time to time, the “Archaea Agreement” and, together with the Aria Agreement, the “Business Combination Agreements,” and the transactions contemplated by the Business Combination Agreements, collectively, the “Transaction”), by and among (a) Buyer, (b) Fezzik Merger Sub, LLC, a Delaware limited liability company, (c) Archaea Energy LLC, a Delaware limited liability company (“Archaea”), (d) OpCo, (e) Archaea Energy II LLC, a Delaware limited liability company, (f) LFG and (g) solely for purposes of Section 2.2, Article IV, Article V, Article VI and Article XI thereof, the Company;

WHEREAS, on October 21, 2020, the Company and RAC Sponsor entered into that certain Private Placement Warrants and Warrant Rights Purchase Agreement, pursuant to which RAC Sponsor committed to purchase 5,693,400 warrants in a private placement transaction occurring simultaneously with the closing of the Company’s initial public offering (the “Private Placement Warrants”);

WHEREAS, among other things, (a) pursuant to the Aria Agreement, OpCo issued a number of Class A Units (as defined below) to the Aria Holders in accordance with the terms thereof, (b) pursuant to the Archaea Agreement, OpCo issued a number of Class A Units to Archaea in accordance with the terms thereof, and (c) the Company issued certain shares of Class B Common Stock (as defined below) to the Aria Holders and Archaea;

WHEREAS, as of immediately following the closing of the Transaction (the “Closing”), each of the Stockholder Parties Beneficially Owns the respective number of Class A Units of OpCo (the “Class A Units”) and Class B Common Stock, par value $0.0001 per share of the Company (the “Class B Common Stock,” and together with the Class A Units, collectively, the “Company Interests”), set forth on Exhibit A hereto; and

WHEREAS, the number of Company Interests Beneficially Owned by each Stockholder Party may change from time to time, in accordance with the terms of (a) the Business Combination Agreements, (b) the Amended and Restated Certificate of Incorporation of the Company, as it may be amended, supplemented and/or restated from time to time (the “Charter”), (c) the by-laws of the Company, as they may be amended, supplemented and/or restated from time to time (the “By-laws”) and (d) the OpCo A&R LLCA (as defined below), which changes shall be reported by each Stockholder Party in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

WHEREAS, in connection with the Transaction, the Stockholder Parties have agreed to execute and deliver this Agreement.

NOW THEREFORE, in consideration of the foregoing and of the promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated when used in this Agreement with initial capital letters:

“Affiliate” shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of the Stockholder Parties or any of their respective Affiliates and (ii) neither portfolio companies in which any Stockholder Party or any of their respective Affiliates has an investment (whether as debt or equity) nor limited partners, non-managing members or other similar direct or indirect investors in a Stockholder Party or its respective Affiliates shall be deemed to be Affiliates of the Stockholder Party or the Stockholder Party’s Affiliates. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling,” “controlled,” “controlled by” and “under common control with” have meanings correlative to the foregoing.

“Ares Investor” shall mean Aria Renewable Energy Systems LLC and its Affiliates, and in each case its Permitted Transferees.

“Beneficially Own” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” shall mean the board of directors of the Company.

“Business Day” shall mean any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

“Class A Common Stock” shall mean Class A Common Stock, par value $0.0001 per share of the Company.

“Closing Date” shall mean the later of (a) the Closing Date as defined in the Archaea Agreement and (b) the Closing Date as defined in the Aria Agreement.

“Common Stock” shall mean Class A Common Stock, Class B Common Stock and any other equity security of the Company issued or issuable with respect to the shares of Class A Common Stock or Class B Common Stock, in each case by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization or similar transaction.

“Competitor” shall mean a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, other entity, joint venture or similar arrangement (whether now existing or formed hereafter)), in the provision or development of renewable natural gas (or power derived therefrom) (excluding the Ares Investor and any financial investment firm or collective investment vehicle that holds less than 20% of the outstanding equity of any Competitor).

“Confidential Information” shall mean all information (whether or not specifically identified as confidential), in any form or medium, that is disclosed to, or developed or learned by, the Company or any of its Subsidiaries, or a Stockholder Party, as the case may be, in the performance of duties for, or on behalf of, the Company or any of its Subsidiaries, including, without limitation: (a) internal business information of the Company and its Subsidiaries (including, without limitation, information relating to strategic plans and practices, business, accounting, financial or marketing plans, practices or programs, training practices and programs, salaries, bonuses, incentive plans and other compensation and benefits information and accounting and business methods); (b) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company or any of its Subsidiaries, its Affiliates, their respective customers and their respective confidential information; (c) any confidential or proprietary information of any third party that the Company or any of its Subsidiaries has a duty to maintain confidentiality of, or use only for certain limited purposes; (d) industry research compiled by, or on behalf of the Company or any of its Subsidiaries, including, without limitation, identities of potential target companies, management teams, and transaction sources identified by, or on behalf of, the Company or any of its Subsidiaries; (e) compilations of data and analyses, processes, methods, track and performance records, data and data bases relating thereto; and (f) information related to the Company’s intellectual property and updates of any of the foregoing; provided that, “Confidential Information” shall not include any information that has (i) become generally known and widely available for use other than as a result of the acts or omissions of such Stockholder Party or any Person over which such Stockholder Party has control to the extent such acts or omissions are not authorized by such Stockholder Party in the performance of such Person’s assigned duties for such Stockholder Party, (ii) was independently developed by such Stockholder Party or its representatives without the use of any other Confidential Information or (iii) is or has been made known or disclosed to such Stockholder Party by a third party (other than an Affiliate of such Stockholder Party) without a breach of any obligation of confidentiality such third party may have.

“Contract” shall mean any written or oral contract, agreement, license or Lease (including any amendments thereto).

“Economic Interests” shall mean (a) the issued and outstanding shares of Class A Common Stock, (b) the issued and outstanding Class A Units and (c) any other equity security of (i) the Company issued or issuable with respect to the shares of Class A Common Stock referenced in clauses (a) or (ii) OpCo issued or issuable with respect to Class A Units referenced in clauses (b), in each case by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization or similar transaction.

“Equity Securities” means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

“Existing Investors” shall mean any holders of Founder Interests or Private Placement Warrants immediately prior to the Closing that is a party hereto or any such holder’s Permitted Transferees.

“Existing Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of October 21, 2020, as may be amended from time to time, by and among the Company, Rice Energy Sponsor LLC, a Delaware limited liability company, Atlas Point Energy Infrastructure Fund, LLC, a Delaware limited liability company, and the undersigned parties listed under Holder on the signature page thereto.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Founder Interests” shall mean those Class B Common Units of OpCo granted to the Existing Investors prior to the date hereof, which were converted into Company Interests upon the Closing.

“Governmental Entity” shall mean any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.

“Law” shall mean any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order.

“Lease” shall mean all leases, subleases, licenses, concessions and other Contracts pursuant to which the Company or any Subsidiaries holds any leased real property (along with all amendments, modifications and supplements thereto).

“Liabilities” shall mean any and all debts, liabilities, guarantees, commitments or obligations, whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or not accrued, direct or indirect, due or to become due or determined or determinable.

“Liens” shall mean, with respect to any specified asset, any and all liens, mortgages, hypothecations, claims, encumbrances, options, pledges, licenses, rights of priority easements, covenants, restrictions and security interests thereon.

“Lock-up Period” shall mean (a) with respect to the Aria Holders, subject to Section 7(d), the period beginning on the Closing Date and ending on the date that is 180 days following the Closing Date and (b) with respect to the Archaea Holders (x) the period beginning on the Closing Date and ending on the date that is the two year anniversary of the Closing Date solely with respect to the Company Interests distributed by Archaea after the one year anniversary of the Closing Date to the Archaea Holders who are members of management of the Company as of the Closing or their Affiliates and (y) the period beginning on the Closing Date and ending on the date that is the one year anniversary of the Closing Date with respect to all other Company Interests issued to the Archaea Holders at Closing other than those described in the immediately foregoing clause (x).

“Lock-up Shares” shall mean (a) the Company Interests received by the Aria Holders and (b) the Company Interests received by the Archaea Holders, in each case in connection with the Transaction and as of the Closing Date. For all purposes under this Agreement, any securities owned by RAC Sponsor and its Affiliates (other than the Archaea Holders) as of the date of this Agreement, shall not constitute Lock-up Shares of the Archaea Holders.

“Necessary Action” shall mean, with respect to any party and a specified result, all actions (to the extent such actions are not prohibited by applicable Law, within such party’s control and do not directly conflict with any rights expressly granted to such party in this Agreement, the Business Combination Agreements, the Charter or the By-laws) reasonably necessary and desirable within his, her or its control to cause such result, including, without limitation (a) calling special meetings of the Board and the stockholders of the Company, (b) voting or providing a proxy with respect to the Company Interests Beneficially Owned by such party, (c) voting in favor of the adoption of stockholders’ resolutions in connection with the Transaction and any amendments to the Charter or the By-laws, (d) requesting members of the Board (to the extent such members were elected, nominated or designated by the party obligated to undertake such action) to act (subject to any applicable fiduciary duties) in a certain manner and voting or providing a proxy with respect to the Company Interests Beneficially Owned by such party to remove any such director that does not act in such a manner and (e) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such a result.

“OpCo A&R LLCA” shall mean that certain amended and restated limited liability company agreement of OpCo, dated as of the date hereof, as may be amended from time to time in accordance with its terms.

“Permanent Incapacity” shall mean, with respect to any Person, when a competent medical authority who is treating such Person has given a written opinion to the Company stating that such Person has become permanently incapable of carrying out his or her functions as an officer or member of the Board, as applicable.

“Permitted Transferees” shall mean, with respect to any Stockholder Party or any of their respective Permitted Transferees: (a) the Company, Buyer, or any of their Subsidiaries; (b) any Person approved in writing by the Board, in its sole discretion (such consent not to be unreasonably withheld, conditioned or delayed); (c) in the case of the Archaea Holders, the Aria Holders and RAC Sponsor or any of their respective Permitted Transferees, in each case, each of their respective equityholders and Affiliates (including any partner, shareholder, member controlling or under common control with such member and affiliated investment fund or vehicle); (d) any passive Person, vehicle, account or fund that is managed, sponsored or advised by, any Stockholder Party, a Permitted Transferee or any respective Affiliate thereof, so long as the decision-making control with respect to such interests after such Transfer to such passive Person, vehicle, account or fund remains with such Stockholder Party, Permitted Transferee or any respective Affiliate thereof; or (e) if a Stockholder Party or their Permitted Transferee is a natural Person, any of such Stockholder Party’s and Permitted Transferee’s controlled Affiliates, or any trust or other estate planning vehicle that is under the control of such Stockholder Party or Permitted Transferee, as applicable, and for the sole benefit of such Stockholder Party and/or such Stockholder Party’s and such Permitted Transferee and/or such Permitted Transferee’s spouse, former spouse, ancestors and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing Persons, in the case of each of clauses (a) through (e), only if such transferee becomes a party to this Agreement and only for so long as such party continues to qualify as a Permitted Transferee.

“Person” shall mean individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“Proceeding” shall mean any action, claim, suit, charge, litigation, complaint, investigation, audit, notice of violation, citation, arbitration, inquiry, or other proceeding at Law or in equity (whether civil, criminal or administrative) by or before any Governmental Entity.

“RAC Sponsor Holders” shall mean RAC Sponsor and its Permitted Transferees.

“Registrable Securities” shall mean (a) the shares of Class A Common Stock issuable upon the exchange of Company Interests held by a Registration Rights Party (as defined below) immediately after the Closing in accordance with the terms of the OpCo A&R LLCA, (b) any outstanding shares of Class A Common Stock and any shares of Class A Common Stock issuable upon the exercise of any other equity securities of the Company held by a Registration Rights Party as of the date of this Agreement and (c) any other equity security of the Company issued or issuable with respect to the shares of Class A Common Stock referenced in clauses (a) through (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization or other similar transaction; provided, however, that as to any particular Registrable Security, such security shall cease to be a Registrable Security when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged pursuant to such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further Transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission (as defined below)) within 90 days with no volume, manner of sale or other restrictions or limitations provided that any such security that ceases to be a Registrable Security under this clause (iv) will again be deemed a Registrable Security if a subsequent decrease in trading volume results in the holder thereof not being able to sell such securities during such period without restriction as to volume or manner of sale pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission (as defined below).

“Registration Statement” shall mean a registration statement filed by the Company or its successor with the Commission (as defined below) in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity), including any related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shelf Registration Statement” shall mean a Registration Statement for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

“Stockholder Designating Party” shall mean the Aria Holders and/or RAC Sponsor, as applicable.

“Stockholder Shares” shall mean all securities of the Company and OpCo registered in the name of, or Beneficially Owned by the Stockholder Parties, including any and all securities of the Company acquired and held in such capacity subsequent to the date hereof. For all purposes under this Agreement, any securities owned by RAC Sponsor and its Affiliates (other than the Archaea Holders) as of the date of this Agreement, shall not constitute Stockholder Shares of the Archaea Holders.

“Subsidiary” shall mean, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting power or equity is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof.

“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering for cash pursuant to an effective Registration Statement in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Voting Shares” shall mean all securities of the Company that may be voted in the election of the Directors (as defined below) registered in the name of, or Beneficially Owned by any Person, including any and all securities of the Company acquired and held by such Person subsequent to the date hereof, which as of the date hereof, shall include the Class A Common Stock and Class B Common Stock.

2. Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities.

(i) Within 30 calendar days after the Closing Date, the Company will file with the Securities and Exchange Commission (the “Commission”) (at its sole cost and expense) a Registration Statement on Form S-3 or any similar short-form registration that may be available at such time or its successor form (“Form S-3”), or, if the Company is ineligible to use Form S-3, a Registration Statement on Form S-1 or any similar long-form registration that may be available at such time or its successor form (“Form S-1”), for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Aria Holders and the Archaea Holders (each, a “Registration Rights Party” and, collectively, the “Registration Rights Parties”) of all of the Registrable Securities then held by the Registration Rights Parties pursuant to any method or combination of methods legally available to, and requested by any Registration Rights Party (the “Resale Shelf Registration Statement”) (it being agreed that the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company for the resale of the Registrable Securities). The Company shall use its commercially reasonable efforts to have the Resale Shelf Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (A) 60 calendar days after the filing thereof (or, if the Commission reviews and has written comments to the Resale Shelf Registration Statement, the 90th calendar day following the filing thereof) and (B) the seventh Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Resale Shelf Registration Statement will not be “reviewed” or will not be subject to further review (the earlier of (A) and (B), the “Effectiveness Deadline”); provided, that if such deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. The Company agrees to cause such Resale Shelf Registration Statement, or another shelf registration statement that includes the Registration Rights Parties’ Registrable Securities, to remain effective until the earliest of (x) the fifth anniversary of the later of (i) the date the initial Resale Shelf Registration Statement hereunder is declared effective and (ii) the date on which the Lock-up Period has expired with respect to the Aria Holders and (y) the date on which none of the Registration Rights Parties hold any Registrable Securities (the “Effectiveness Period”). If the Company files a Form S-1 pursuant to this Section 2(a)(i), the Company shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after the Company is eligible to use Form S-3 (it being agreed that the Company shall file an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company for the resale of the Registrable Securities).

(ii) Notification and Distribution of Materials. The Company shall notify the Registration Rights Parties in writing of the effectiveness of the Resale Shelf Registration Statement promptly and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Registration Rights Parties may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

(iii) Amendments and Supplements; Subsequent Shelf Registration. Subject to the provisions of Section 2(a)(i) above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and prospectus used in connection therewith or any document that is to be incorporated by reference into such Resale Shelf Registration Statement or prospectus as may be reasonably requested by a Registration Rights Party, as may be necessary to keep the Resale Shelf Registration Statement effective or as may be required by the rules, regulations or instructions applicable to the form used by the Company or by the Securities Act or rules and regulations thereunder with respect to the disposition of all Registrable Securities during the Effectiveness Period. If any Resale Shelf Registration Statement ceases to be effective under the Securities Act for any reason during the Effectiveness Period, the Company shall use its reasonable best efforts to as promptly as practicable cause such Resale Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Resale Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as practicable amend such Resale Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, any Registration Rights Party; provided that the Effectiveness Period shall be extended by the amount of time during which any of the Registrable Securities of the Registration Parties are not registered under an effective Resale Shelf Registration Statement. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration continuously effective, in compliance with the provisions of the Securities Act and available for use during the Effectiveness Period. Any references herein to Resale Shelf Registration Statement shall include any Subsequent Shelf Registration.

(iv) Suspensions. The Registration Rights Parties acknowledge and agree that upon receipt of written notice from the Company, the Company may suspend the use of the Resale Shelf Registration Statement if it determines that in order for such registration statement not to contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, an amendment thereto would be needed to include information that would at that time not otherwise be required to be disclosed in a current, quarterly or annual report under the Exchange Act and the Company has a bona fide business purpose for not making such information public, provided, that, (i) the Company shall suspend the use of the Resale Shelf Registration Statement for the shortest period of time, but in no event for a period of more than 60 consecutive days or more than a total of 120 calendar days in any 360-day period; provided, however, that the Company shall not defer its obligations in this manner more than three times in any 360-day period; (ii) the Company shall suspend the use of any other Registration Statement and prospectus and shall not sell any securities for its own account or that of any other stockholder, in each case during such time as the Resale Shelf Registration Statement is suspended pursuant to this Section 2.1(a)(iv); and (iii) the Company shall use commercially reasonable efforts to make such Resale Shelf Registration Statement available for the sale by the Registration Rights Parties of such securities promptly thereafter. The Company shall immediately notify the Registration Rights Parties in writing of (i) the date on which such suspension will begin pursuant to this Section 2(a)(iv) and (ii) the date on which such suspension period will end pursuant to this Section 2(a)(iv). The Effectiveness Period shall be extended by the amount of time during which the use of any Registration Statement is suspended pursuant to this Section 2(a)(iv).

(v) Registration of Additional Registrable Securities. If a Resale Shelf Registration Statement is then effective, within seven Business Days after the Company has received a written request from a Permitted Transferee holding Registrable Securities not covered by an effective Resale Shelf Registration Statement, the Company shall file a prospectus supplement or amendment to the Resale Shelf Registration Statement to add such Permitted Transferee as a selling stockholder in such Resale Shelf Registration Statement to the extent permitted under the rules and regulations promulgated by the Commission.

(vi) Shelf Takedown. Subject to the other applicable provisions of this Agreement, at any time that any Resale Shelf Registration Statement is effective, if a Registration Rights Party delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Resale Shelf Registration Statement (a “Shelf Offering”) and stating the number of Registrable Securities to be included in such Shelf Offering, then, subject to the other applicable provisions of this Agreement, the Company shall, as promptly as practicable, amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

(b) Underwritten Takedown.

(i) At any time and from time to time after the Resale Shelf Registration Statement has been declared effective by the Commission, the Registration Rights Parties may request (such requesting Person, the “Demanding Holder”) to sell all or any portion of their Registrable Securities in an Underwritten Offering that is registered pursuant to the Resale Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if (A) such offering shall include securities with a total offering price (before deduction of underwriting discounts and commissions) reasonably expected to exceed, in the aggregate, $25,000,000 or (B) if the Ares Investor is the Demanding Holder, such request shall be made with respect to all of the then outstanding Registrable Securities of the Ares Investor (clauses (A) and (B) are referred to herein as the “Underwritten Shelf Takedown Conditions”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown (an “Underwritten Demand”). Notwithstanding the foregoing, the Company is not obligated to effect more than an aggregate of three Underwritten Offerings pursuant to Section 2(b) in any 12-month period and is not obligated to effect an Underwritten Offering pursuant to this Section 2(b) within 90 days after the closing of any Underwritten Offering (the “Underwritten Offering Limitations”); provided, that an Underwritten Offering shall not be considered made for purposes of this Section 2(b)(i) unless it has resulted in the disposition by the Demanding Holder of at least 75% of the amount of Registrable Securities requested to be included. For the avoidance of doubt, Underwritten Shelf Takedowns shall include underwritten block trades. No securities other than the Registrable Securities of the Registration Rights Parties may be included in any block trade initiated by a Demanding Holder without the prior written consent of the Demanding Holder.

(ii) The Company shall, within three Business Days of the Company’s receipt of an Underwritten Demand (one Business Day if such offering is a block trade or a “bought deal” or “overnight transaction” (a “Bought Deal”)), notify, in writing, all other Registration Rights Parties of such demand, and each Registration Rights Party who thereafter wishes to include all or a portion of such Registration Rights Party’s Registrable Securities in such Underwritten Offering (a “Requesting Holder”) shall so notify the Company, in writing, within three Business Days (one Business Day if such offering is a block trade or a Bought Deal) after the receipt by the Registration Rights Party of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder, such Requesting Holder shall be entitled to have its Registrable Securities included in the Underwritten Offering pursuant to an Underwritten Demand, subject to compliance with Section 2(b)(iii).

(iii) The Demanding Holder shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally or regionally recognized investment banks and which selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed) and to agree to the pricing and other terms of such offering. In connection with an Underwritten Shelf Takedown, the Company and all Requesting Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2(b) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Demanding Holders initiating the Underwritten Offering, and the Company shall take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Shelf Takedown.

(iv) If the managing Underwriter for an Underwritten Shelf Takedown advises the Demanding Holder that in its opinion the inclusion of all securities requested to be included in the Underwritten Shelf Takedown (whether by the Demanding Holder, the Requesting Holders, the Company or any other Person) may materially and adversely affect the price, timing, distribution or success of the offering (a “Negative Impact”), then all such securities to be included in such Underwritten Shelf Takedown shall be limited to the securities that the managing Underwriter believes can be sold without a Negative Impact and shall be allocated as follows: (A) first, the Registrable Securities of the Demanding Holder and the Requesting Holders (on a pro rata basis based on the number of shares of Registrable Securities properly requested by such Demanding Holder and Requesting Holders to be included in the Underwritten Shelf Takedown), (B) second, to the extent that any additional securities can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the parties to the Existing Registration Rights Agreement who properly requested to include their securities in such Underwritten Shelf Takedown pursuant to such agreement in accordance with the terms of such agreement, (C) third, to the extent that any additional securities can, in the opinion of the managing Underwriter, be sold without a Negative Impact, to the Company and (D) fourth, to the extent that any additional securities can, in the opinion of the managing Underwriter, be sold without a Negative Impact, to the Company’s other securityholders who properly requested to include their securities in such Underwritten Shelf Takedown pursuant to an agreement, other than this Agreement, with the Company that provides for registration rights in accordance with the terms of such agreement.

(v) Withdrawal Rights. Any Demanding Holder initiating an Underwritten Shelf Takedown for any or no reason whatsoever may withdraw from such Underwritten Shelf Takedown by giving written notice to the Company prior to the public announcement of the Underwritten Shelf Takedown by the Company; provided that a Registration Rights Party not so withdrawing may elect to have the Company continue an Underwritten Shelf Takedown if the Underwritten Shelf Takedown Conditions would still be satisfied. Following the receipt of any withdrawal notice, the Company shall promptly forward such notice to any other Registration Rights Party that had elected to participate in such Underwritten Shelf Takedown. A withdrawn Underwritten Shelf Takedown will be considered as an Underwritten Offering for purposes of the Underwritten Offering Limitations unless (i) the Demanding Holder pays all Registration Expenses in connection with such withdrawn Underwritten Shelf Takedown, (ii) subsequent to the delivery of the Underwritten Demand to the Company, material adverse information regarding the Company is disclosed that was not known by the Demanding Holder at the time the Underwritten Demand was made, (iii) subsequent to the delivery of the Underwritten Demand to the Company, the Company suspends the use of the Resale Shelf Registration Statement pursuant to Section 2(a)(iv) hereto, or (iv) the Company has not complied in all material respects with its obligations hereunder required to have been taken prior to such withdrawal.

(c) Piggyback Rights.

(i) Piggyback Rights. Subject to Section 7, at any time and from time to time after the Closing Date, if the Company proposes to (A) file a Registration Statement with respect to an offering of Equity Securities of the Company or securities or other obligations exercisable or exchangeable for or convertible into Equity Securities of the Company (other than a form not available for registering the resale of the Registrable Securities to the public), for its own account or for the account of a stockholder of the Company that is not a party to this Agreement, or (B) conduct an offering of Equity Securities of the Company or securities or other obligations exercisable or exchangeable for or convertible into Equity Securities of the Company, for its own account or for the account of a stockholder that is not a party to this Agreement (such offering referred to in clause (A) or (B), a “Piggyback Offering”), the Company shall promptly give written notice (the “Piggyback Notice”) of such Piggyback Offering to the Registration Rights Parties. The Piggyback Notice shall include the amount and type of securities to be included in such offering, the expected date of commencement of marketing efforts and any proposed managing underwriter and shall offer the Registration Rights Parties the opportunity to include in such Piggyback Offering such amount of Registrable Securities as each Registration Rights Party may request. Subject to Section 2(c)(ii) and Section 2(c)(iv), the Company will include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within ten days after the date the Piggyback Notice is given (provided that, in the case of a block trade or a Bought Deal, such written requests for inclusion must be received within one Business Day after the date the Piggyback Notice is given); provided, however, that, in the case of a Piggyback Offering in the form of a “takedown” under a Shelf Registration Statement, such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be offered. All Registration Rights Parties proposing to distribute their securities through a Piggyback Offering, as a condition for inclusion of their Registrable Securities therein, shall agree to enter into an underwriting agreement with the Underwriters for such Piggyback Offering; provided, however, that the underwriting agreement is in customary form.

(ii) Company Right to Abandon or Delay. If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason not to register or delay the Piggyback Offering, the Company may, at its election, give notice of its determination to all Registration Rights Parties, and in the case of such a determination, will be relieved of its obligation set forth in Section 2(c) in connection with the abandoned or delayed Piggyback Offering, without prejudice. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggyback Offering as provided in Section 2(d)(xi).

(iii) Withdrawal Rights. Any Registration Rights Party requesting to be included in a Piggyback Offering may withdraw its request for inclusion by giving written notice to the Company, (A) at least three Business Days prior to the anticipated effective date of the registration statement filed in connection with such Piggyback Offering if the registration statement requires acceleration of effectiveness or (B) in all other cases, one Business Day prior to the anticipated date of the filing by the Company under Rule 424 of a supplemental prospectus (which shall be the preliminary supplemental prospectus, if one is used in the “takedown”) with respect to such offering; provided, however, that the withdrawal will be irrevocable and, after making the withdrawal, a Registration Rights Party will no longer have any right to include its Registrable Securities in that Piggyback Offering.

(iv) Unlimited Piggyback Registration Rights. For the avoidance of doubt, any Registration or Underwritten Offering pursuant to Section 2(c) of this Agreement shall not be counted as an Underwritten Offering under Section 2(b) of this Agreement.

(v) Reduction of Offering. If the managing Underwriter for a Piggyback Offering advises the Company that in its opinion the inclusion of all securities requested to be included in such Piggyback Offering (whether by the Company, the Registration Rights Parties or any other Person) may have a Negative Impact, then all such shares to be included therein shall be limited to the shares that the managing Underwriter believes can be sold without a Negative Impact and shall be allocated as follows:

(A) If the Piggyback Offering is initiated by the Company for its own account: (1) first, to the Company, (2) second, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the parties to the Existing Registration Rights Agreement who properly requested to include their securities in such Piggyback Offering pursuant to such agreement in accordance with the terms of such agreement, (3) third, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the Registration Rights Parties who properly requested to include their Registrable Securities in such Piggyback Offering (on a pro rata basis based on the number of Registrable Securities properly requested by such Persons to be included in the Piggyback Offering), and (4) fourth, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to other securityholders who properly requested to include their securities in such Piggyback Offering pursuant to an agreement, other than this Agreement and other than the Existing Registration Rights Agreement, with the Company that provides for registration rights in accordance with the terms of such agreement; and

(B) If the Piggyback Offering is initiated by the Company for the account of a Person pursuant to an agreement, other than this Agreement, with the Company that provides for registration rights: (1) first, to such Person, (2) second, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the parties to the Existing Registration Rights Agreement who properly requested to include their securities in such Piggyback Offering pursuant to such agreement in accordance with the terms of such agreement, (3) third, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the Registration Rights Parties who properly requested to include their Registrable Securities in such Piggyback Offering (on a pro rata basis based on the number of Registrable Securities properly requested by such Persons to be included in the Piggyback Offering), (4) fourth, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to the Company, and (5) fifth, to the extent that any additional shares can, in the opinion of such managing Underwriter, be sold without a Negative Impact, to other securityholders who properly requested to include their securities in such Piggyback Offering pursuant to an agreement, other than this Agreement and other than the Existing Registration Rights Agreement, with the Company that provides for registration rights in accordance with the terms of such agreement.

(d) Registration and Offering Procedures.

(i) Notification. After the effectiveness of the Resale Shelf Registration Statement, the Company shall promptly notify the Registration Rights Parties with Registrable Securities included in such Registration Statement: (A) when the Resale Shelf Registration Statement becomes effective; (B) when any post-effective amendment to the Resale Shelf Registration Statement becomes effective; (C) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (D) any request by the Commission for any amendment or supplement to the Resale Shelf Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by the Resale Shelf Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in the Resale Shelf Registration Statement any such supplement or amendment. Prior to filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including all exhibits thereto and documents incorporated by reference therein, the Company shall furnish to the Underwriters, if any, the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed and such other documents as the Underwriters or such holders or their counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders sufficiently in advance, but in no event later than at least three calendar days in advance, of filing to provide such Underwriters, such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

(ii) In no event shall any Registration Rights Party be identified as a statutory underwriter in a Registration Statement unless in response to a comment or request from the staff of the Commission; provided, however, that if the Commission requests that any Registration Rights Party be identified as a statutory underwriter in a Registration Statement, the Registration Rights Party will have an opportunity to withdraw from the Registration Statement.

(iii) If the Commission prevents the Company from including any or all of the Registrable Securities in the Resale Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, (A) such Registration Statement shall register for resale such number of Registrable Securities that is equal to the maximum number as is permitted by the Commission, (B) the number of Registrable Securities to be registered for each Registration Rights Party shall be reduced pro rata among all securities registered thereunder, and (C) promptly inform each of the Registration Rights Parties and as expeditiously as possible after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend such Resale Shelf Registration Statement or file a new Resale Shelf Registration Statement to register such additional Registrable Securities and cause such amendment or new Resale Shelf Registration Statement to become effective as expeditiously as possible; provided, however, that prior to filing such amendment or new Resale Shelf Registration Statement, the Company shall use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29; provided further that the Effectiveness Period shall be extended by the amount of time during which any of the Registrable Securities of the Registration Parties are not registered as a result of the foregoing.

(iv) Securities Laws Compliance and FINRA. The Company shall use its reasonable best efforts to (A) register or qualify the Registrable Securities covered by the Resale Shelf Registration Statement under such securities or “blue sky” Laws of such jurisdictions in the United States as the holders of Registrable Securities included in the Resale Shelf Registration Statement (in light of their intended plan of distribution) may reasonably request and (B) take such action necessary to cause such Registrable Securities covered by the Resale Shelf Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction where it is not then otherwise so subject. The Company shall cooperate with the holders of the Registrable Securities and the Underwriters, if any, or agent(s) participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(v) Cooperation. The Company shall (A) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Registration Rights Parties included in a Registration Statement or the Underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification, and (B) provide reasonable cooperation, including taking such actions as may be reasonably requested by the holders of the Registrable Securities in connection with such Registration and causing at least one executive officer and a senior financial officer to attend and participate in “road shows” and other information meetings organized by the Underwriters, if any, or with attorneys, accountants or potential investors, in each case as reasonably requested; provided, however, that the Company shall have no obligation to participate in more than three “road shows” in any 12-month period and such participation shall not unreasonably interfere with the business operations of the Company. The Company shall cooperate with the holders of the Registrable Securities and the Underwriters, if any, or agent(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Registration Statement and enable such securities to be in such denominations and registered in such names as the Underwriters, or agent, if any, or the holders of such Registrable Securities may request.

(vi) Opinions and Comfort Letters. The Company shall use its reasonable best efforts to obtain and, if obtained, furnish an opinion and negative assurances letter of outside counsel for the Company, dated as of a date reasonably requested by a Registration Rights Party, to the extent such opinions or letters are customary, or, in the event of an Underwritten Public Offering, as of the date of the closing under the underwriting agreement, and addressed to the holders of Registrable Securities participating in such offering (to the extent required or customary in such offering), the placement agent, sales agent or Underwriter, if any, reasonably satisfactory in form and substance to such party, covering such legal matters as are customarily included in such opinions and negative assurances letters. With respect to any Underwritten Offering pursuant to this Agreement, the Company shall use its reasonable best efforts to obtain and, if obtained, furnish a “comfort” letter, dated the date of the underwriting agreement and another dated the date of the closing under the underwriting agreement and addressed to the Underwriters and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in the applicable Registration Statement, reasonably satisfactory in form and substance to such Underwriters.

(vii) Transfer Agent. The Company shall provide and maintain a transfer agent and registrar for the Registrable Securities.

(viii) Records. Upon execution of confidentiality agreements, the Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, Directors (as defined below) and employees to supply all information reasonably requested by any of them in connection with such Registration Statement.

(ix) Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of 12 months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission).

(x) Listing. The Company shall use its reasonable best efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated.

(xi) Registration Expenses. The Company shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2(a), any Resale Shelf Takedown pursuant to Section 2(a), any Underwritten Shelf Takedown pursuant to Section 2(b), any Piggyback Offering pursuant to Section 2(c), and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Resale Shelf Registration Statement becomes effective, including, without limitation: (A) all registration and filing fees; (B) fees and expenses of compliance with securities or “blue sky” Laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (C) printing, messenger and delivery expenses; (D) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (E) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by the terms hereof; (F) FINRA fees; (G) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; (H) the fees and expenses of any special experts retained by the Company in connection with such registration; (I) the reasonable fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration or Transfer and (J) the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with such registration and/or marketing of the Registrable Securities (collectively, the “Registration Expenses”). The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders, but the Company shall pay any underwriting discounts or selling commissions attributable to the securities it sells for its own account.

(xii) Information. The holders of Registrable Securities shall promptly provide such customary information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with the Company’s obligation to comply with Federal and applicable state securities laws; provided that the Company may exclude a Registration Rights Party from the Resale Shelf Registration Statement if following the Company’s request for such information at least five Business Days prior to the anticipated filing date of the Resale Shelf Registration Statement, such Registration Rights Party unreasonably fails to furnish such information that is, in the opinion of the Company’s counsel, necessary to effect the registration under the Resale Shelf Registration Statement; provided further that the Company shall use commercially reasonable efforts to include such Registration Rights Party in the Resale Shelf Registration Statement when such Registration Statement is next amended or supplemented or a Subsequent Shelf Registration is filed if the Registration Rights Party has then timely provided such necessary information.

(xiii) Other Obligations. At any time and from time to time after the expiration of any lock-up period to which such shares are subject, if any, in connection with a sale or Transfer of Registrable Securities exempt from registration under the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement of which such prospectus forms a part, the Company shall, subject to the receipt of customary documentation required from the applicable holders in connection therewith and subject to applicable securities and other laws, (A) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (B) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (A). In addition, the Company shall cooperate reasonably with, and take such customary actions as may reasonably be requested by such holders in connection with the aforementioned sales or Transfers.

(xiv) Legend Removal Obligations. If any Registration Rights Party (A) proposes to sell or Transfer any Registrable Securities exempt from Section 5 of the Securities Act, pursuant to an effective Registration Statement, or pursuant to Rule 144, including in each case in connection with any trading program under Rule 10b5-1 of the Exchange Act, (B) holds Registrable Securities that are eligible for resale pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions applicable to the sale or transfer of such Shares or (C) holds Registrable Securities which do not require a legend under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) as determined in good faith by counsel to the Company or set forth in a legal opinion delivered by nationally recognized counsel to the Registration Rights Party, then the Company shall, at the sole expense of the Company, promptly, and in any event no later than within two trading days, take any and all actions necessary or reasonably requested by such Registration Rights Party to facilitate and permit the removal of any restrictive legends from such Registrable Securities, including, without limitation, the delivery of any opinions of counsel or instruction letters to the transfer agent as are requested by the same. Each Registration Rights Party agrees to provide the Company, its counsel or the transfer agent with the evidence reasonably requested by it to cause the removal of such legends, including, as may be appropriate, any information the Company reasonably deems necessary to determine that such legend is no longer required under the Securities Act or applicable state Laws.

(xv) Rule 144. With a view to making available to the Registration Rights Parties the benefits of Rule 144 that may, at such times as Rule 144 is available to shareholders of the Company, permit the Registration Rights Parties to sell securities of the Company to the public without registration, the Company agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission; (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (C) furnish to each Registration Rights Party so long as such Registration Rights Party owns Registrable Securities, within two Business Days following its receipt of a written request, (I) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (II) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (it being understood that the availability of such report on the Commission’s EDGAR system shall satisfy this requirement) and (III) such other information as may be reasonably requested in writing to permit the Registration Rights Party to sell such securities pursuant to Rule 144 without registration.

(xvi) In Kind Distributions. If any holder of Registrable Securities seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company will reasonably cooperate with and assist such holder, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Registrable Securities without restrictive legends, to the extent no longer applicable).

(xvii) No Inconsistent Agreements; Additional Rights. Neither the Company nor any of its Subsidiaries shall hereafter enter into, and neither the Company nor any of its Subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement. Without the prior written consent of each Registration Rights Party, neither the Company nor any of its Subsidiaries shall grant to any Person or agree to otherwise become obligated in respect of the rights of registration in the nature or substantially in the nature of those set forth in Section 2 of this Agreement that would have priority over or parity with the Registrable Securities with respect to the inclusion of such securities in any registration, and the Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement, the Existing Registration Rights Agreement and the Subscription Agreements (as defined in the Business Combination Agreements); provided that, without the prior written consent of each Registration Rights Party, neither the Existing Registration Rights Agreement nor the Subscription Agreements may be amended in a way that would result in such agreements being inconsistent with or violating the rights granted to the Registration Rights Parties by this Agreement or resulting in the holders thereunder having rights that are more favorable to such holders or prospective holders than the rights granted to the Registration Rights Parties hereunder; provided further that no additional parties shall be granted registration rights under the Existing Registration Rights Agreement (other than “Permitted Transferees” as defined therein) without the prior written consent of the Registration Rights Parties. For the avoidance of doubt, the Registration Rights Party acknowledge and agree that the Company may include securities of the parties to the Existing Registration Rights Agreement and the Subscription Agreement on the Resale Shelf Registration Statement.

(xviii) 10b5-1 Plan. In no event shall the Company or any officer unreasonably withhold, condition or delay approval of any trading plan under Rule 10b5-1 of the Exchange Act presented by a Registration Rights Party; and for the avoidance of doubt, within five calendar days of receipt of any such Rule 10b5-1 plan, the Company shall review and approve such plan or, after consulting with legal counsel, notify the Registration Rights Party of the reasons counsel believes it cannot approve such plan.

(e) Indemnification.

(i) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Registration Rights Party, its directors, and officers, employees, and agents, and each person who controls the Registration Rights Party (within the meaning of the Securities Act or the Exchange Act) and each affiliate of the Registration Rights Party (within the meaning of Rule 405 under the Securities Act) from and against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement filed pursuant to the terms of this Agreement, prospectus included in any such Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation or alleged violation by the Company of any federal, state, common or other law, rule or regulation applicable to the Company in connection with such registration, including the Securities Act, any state securities or “blue sky” laws or any rule or regulation thereunder in connection with such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of the Registration Rights Party expressly for use therein.

(ii) Each Registration Rights Party agrees, severally and not jointly with the other parties to this Agreement, to indemnify and hold harmless the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in any Registration Statement filed pursuant to the terms of this Agreement, prospectus included in any such Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of the Registration Rights Party expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Registration Rights Parties. In no event shall the liability of the Registration Rights Party be greater in amount than the dollar amount of the net proceeds received by the Registration Rights Party upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(iii) Any person entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Registrable Securities.

(v) If the indemnification provided under this Section 2(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 2(e)(v) from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 2(e)(v) by any Registration Rights Party shall be limited in amount to the amount of net proceeds received by such Registration Rights Party from the sale of Registrable Securities pursuant to a Registration Statement filed pursuant to the terms of this Agreement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Agreement.

3. Board of Directors.

(a) Board Representation. The Board shall initially consist of seven directors designated by the Stockholder Parties and the Company pursuant to and in accordance with the terms hereof (each, a “Director”). Subject to the terms and conditions of this Agreement, from and after the date of this Agreement, the Company and each Stockholder Party shall take all Necessary Action to cause, effective beginning immediately following the Closing Date, the Board to be comprised of seven Directors (including three independent Directors as so designated on Exhibit B hereto) who, initially, shall be the Persons identified on Exhibit B hereto.

(b) Company Directors.

(i) During the term of this Agreement, in advance of each annual meeting of stockholders (or other election of Directors), the Board shall be entitled to designate, nominate and include on the Company’s slate of director nominees three independent Directors (the “Company Directors” and each a “Company Director”) to serve on the Board, who shall initially be the Persons designated as the Company Directors on Exhibit B hereto. Prior to the Aria Fall-Away Date, the Board shall consult with the Aria Holders concerning the Persons to be designated by the Board as the Company Directors for such annual meeting or other election of Directors.

(c) Aria Directors.

(i) Prior to the Aria Fall-Away Date, in advance of each annual meeting of stockholders (or other election of Directors), subject to Section 3(c)(ii) and Section 3(g), the holders of a majority of the Common Stock held by the Ares Investor, shall have the right to designate, and the Board will take all Necessary Action to nominate and include on the Company’s slate of director nominees for such annual meeting or other election of Directors, one Director (the “Aria Director”), who shall initially be the Person designated as the Aria Director on Exhibit B hereto. Any such Aria Director shall in no event be considered to be an Affiliate of the Ares Investor based solely on its status as a Director and the Ares Investor shall in no event be imputed or deemed to have material non-public information, including under the Company’s insider trading policy, as a result of its rights under Section 3 of this Agreement.

(ii)   Notwithstanding the foregoing, on the first date (the “Aria Fall-Away Date”) after the Closing Date that (A) the Ares Investor, collectively, fails to hold at least 50% of the Registrable Securities held by it on the Closing Date, the right of the Ares Investor to designate the Aria Director shall cease, the term of the then current Aria Director shall thereupon automatically end. The parties hereto will take all Necessary Action such that the Person formerly serving as the Aria Director is no longer a Director from and after the Aria Fall-Away Date.

(d) RAC Sponsor Directors.

(i) During the term of this Agreement, in advance of each annual meeting of stockholders (or other election of Directors), subject to Section 3(g), the holders of a majority of the Company Interests held by the RAC Sponsor Holders, shall have the right to designate, and the Board will take all Necessary Actions to nominate and include on the Company’s slate of director nominees for such annual meeting or other election of Directors, two Directors (the “RAC Sponsor Directors”), who shall initially be the Persons designated as such on Exhibit B hereto.

(e) Chief Executive Officer. During the term of this Agreement, prior to each annual meeting (or other election of Directors), the Board will take all Necessary Action to nominate and include on the Company’s slate of director nominees for such annual meeting or other election of Directors, the Person then serving as the Company’s chief executive officer, who shall initially be Nicholas Stork (such Person, the “CEO Director”).

(f)   Expansion of the Board to Maintain Independent Majority. Notwithstanding the foregoing, if neither of the RAC Sponsor Directors are reasonably determined, based on the advice of the Company’s counsel, to be “independent directors” for purposes of the applicable stock exchange listing standards, the Board shall be permitted in its sole discretion to increase the size of the Board to nine total Directors, and to fill the two additional directorships with two additional independent Directors nominated by the Board.

(g) Additional Lapse of Designation Rights. Notwithstanding anything to the contrary set forth in this Agreement, the right of any Stockholder Designating Party to designate nominees for appointment to the Board as set forth in Sections 3(b)-(d) shall terminate if at any time (i) such Stockholder Designating Party or any of its Affiliates becomes a Competitor of the Company, (ii) such Stockholder Designating Party or any of its Affiliates commences any legal Proceeding against the Company, its Subsidiaries, any other member of the Board of Directors or any officer of the Company; or (iii) such Stockholder Designating Party or any of its Affiliates exercises the right to designate or appoint a member of or observer to the board of directors (or similar governing body) of any Competitor.

(h) Resignation; Removal; Vacancies. Any member of the Board designated pursuant to Sections 3(b)-(d) may resign at any time as provided in the Bylaws. The parties hereto agree to not vote any Company Interests held by them to remove any member of the Board designated pursuant to Sections 3(b)-(d) except (i) at the direction of the Stockholder Designating Party who designated such member of the Board, or (ii) upon the affirmative written vote or written consent of a majority of the remaining Directors upon death, disability, Permanent Incapacity or disqualification of such Director. The Stockholder Designating Party who designated the Director who resigned or who was so removed (or such Stockholder Designating Party’s successors or Permitted Transferees) shall, for so long as such Stockholder Designating Party (or such Stockholder Designating Party’s successors Permitted Transferees) is entitled to designate such nominee pursuant to such sections, have the exclusive right to designate a replacement director to fill the vacancy created by such resignation or removal, and the Board shall take all Necessary Actions to cause such individual to be appointed by the Board to fill the vacancy resulting from such removal or resignation.

(i) Voting. Each of the Company, RAC Sponsor, RAC Sponsor Holders and the Ares Investor agree not to take, directly or indirectly, any actions (including, in their capacities as stockholders of the Company, removing Directors in a manner inconsistent with this Agreement) that would knowingly frustrate, obstruct or otherwise affect the provisions of this Agreement and the intention of the parties hereto with respect to the composition of the Board as herein stated. Each of the RAC Sponsor Holders, the Archaea Holders, and, prior to the Aria Fall-Away Date, the Ares Investor (i) shall vote all Voting Shares held by such holder in such manner as may be necessary to elect and/or maintain in office as members of the Board those individuals designated in accordance with this Section 3 and (ii) further agrees not to grant, or enter into a binding agreement with respect to, any proxy to any Person in respect of such holders’ equity securities of the Company that would prohibit such holder from casting such votes in accordance with this Section 3. From and after the lapse or termination of a Board designation rights set forth in Sections 3(b)-(d) in accordance with the terms of this Agreement, the Board seat that would have been designated pursuant to such designation right had such right not lapsed or terminated will be filled in accordance with the Charter and the By-laws.

4. Director Requirements.

(a) The Company’s and the Stockholder Parties’ obligations with respect to the designation and nomination of Directors pursuant to this Agreement shall in each case be subject to each Director’s satisfaction of all requirements set forth in this Section 4. Each of the Stockholder Designating Parties agrees that they shall designate only Directors that satisfy, and shall cause each of the Directors nominated by them to, at all times satisfy, the requirements set forth in this Section 4.

(b) Each Director (other than the CEO Director) shall, at all times, (i) satisfy all requirements regarding service as a Director under applicable Law and the listing rules of New York Stock Exchange (the “NYSE Rules”), regardless of whether the NYSE Rules then apply to the Company, solely to the extent as has been or will be applicable to all other non-executive Directors, and all other criteria and qualifications for service as a Director applicable to all non-executive Directors and (ii) satisfy any other requirements for Director qualification adopted by the Board and generally applicable to non-employee Directors.

(c) Each Stockholder Designating Party shall cause each Director designated by it: (i) to make himself or herself reasonably available for interviews; (ii) to consent to such reference and background checks or other investigations as the Board may reasonably request in order to determine such Director meets the requirements to serve as a Director, solely to the extent such checks or investigations have been or will be required from all other non-executive Directors, and (iii) to provide to the Company a completed copy of the directors and officers questionnaire submitted by the Company to its other Directors in the ordinary course of business.

(d) No Director (or any replacement thereof designated by a Stockholder Designating Party) shall be eligible to serve as a Director if he or she (i) has been involved in any of the events enumerated under Item 2(d) or (e) of Schedule 13D under the Exchange Act or Item 401(f), other than Item 401(f)(1), of Regulation S-K of the Securities Act, (ii) has been or could be disqualified as a “Bad Actor” under Section 506 of Regulation D of the Securities Act or (iii) is subject to any outstanding order, judgment, injunction, ruling, writ or decree of any governmental authority prohibiting service as a director of any public company. If a Director no longer satisfies all the requirements set forth in (A) the immediately preceding sentence and (B) Section 4(b), such Director shall automatically cease to be a Director and his or her term of office shall immediately terminate in accordance with the Charter and the By-laws, and the vacancy resulting from the termination of such Director’s term of office may be filled as provided by this Agreement and the Charter and the By-laws. Each Stockholder Designating Party agrees that, in the event a Director designated by it no longer satisfies the requirements set forth in the immediately preceding sentence, it shall take all Necessary Action to cause such Director to resign from the Board or vote its Voting Shares in favor of such Director’s removal from the Board.

(e) As a condition to a Director’s designation or election to the Board, pursuant to Section 3, such Director must provide to the Company:

(i) all information reasonably requested by the Company that is required to be or is customarily disclosed for Directors, candidates for Directors and their respective Affiliates and representatives in a proxy statement or other filings in accordance with applicable Law, the NYSE Rules or the Charter, the By-laws or other corporate governance guidelines;

(ii) all information reasonably requested by the Company in connection with assessing eligibility, independence and other criteria applicable to Directors or satisfying compliance and legal or regulatory obligations, solely to the extent such information has been or will be required from all other non-executive Directors; and

(iii) an undertaking in writing by such Director:

(A) to be subject to, bound by and duly comply with a standard confidentiality agreement in a form acceptable to the Company, the code of conduct and other policies of the Company, in each case, solely to the extent applicable to all other non-executive Directors; and

(B) at the request of the Board, to recuse himself or herself from any deliberations or discussions of the Board or any committee thereof regarding matters that, in the reasonable determination of the Board, present actual or potential conflicts of interest with the Company or other matters that, in the reasonable determination of the Board, present actual or potential conflicts of interest with the Company.

5. Representations and Warranties of Each Stockholder Party. Each Stockholder Party on its own behalf hereby represents and warrants to the Company and each other Stockholder Party, severally and not jointly, with respect to such Stockholder Party and such Stockholder Party’s ownership of his, her or its Stockholder Shares set forth on Exhibit A, as of the Closing Date:

(a) Organization; Authority. If Stockholder Party is a legal entity, Stockholder Party (i) is duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Stockholder Party. This Agreement constitutes a valid and binding obligation of Stockholder Party enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a Proceeding in equity or at Law).

(b) No Consent.  Except as provided in this Agreement and for filing requirements under applicable securities laws, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of Stockholder Party is required in connection with the execution, delivery and performance of this Agreement, except where the failure to obtain such consents, approvals, authorizations or to make such designations, declarations or filings would not materially interfere with a Stockholder Party’s ability to perform his, her or its obligations pursuant to this Agreement. If Stockholder Party is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c) No Conflicts; Litigation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will (i) conflict with or violate any provision of the organizational documents of Stockholder Party, or (ii) violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, Lease or other agreement, instrument, concession, franchise, license, notice or Law, applicable to a Stockholder Party or to a Stockholder Party’s property or assets, except, in the case of clause (ii), that would not reasonably be expected to impair, individually or in the aggregate, Stockholder Party’s ability to fulfill its obligations under this Agreement. As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of a Stockholder Party, threatened, against such Stockholder Party or any of Stockholder Party’s Affiliates or any of their respective assets or properties that would materially interfere with such Stockholder Party’s ability to perform his, her or its obligations pursuant to this Agreement or that would reasonably be expected to prevent, enjoin, alter or delay any of the transactions contemplated hereby.

(d) Ownership of Shares.  Each Stockholder Party Beneficially Owns his, her or its Stockholder Shares free and clear of all Liens. Except pursuant to this Agreement and the Business Combination Agreements, there are no Options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder Party is a party relating to the pledge, acquisition, disposition, Transfer or voting of Stockholder Shares and there are no voting trusts or voting agreements with respect to the Stockholder Shares. Each Stockholder Party does not Beneficially Own (i) any shares of capital stock of the Company other than the Stockholder Shares set forth on Exhibit A and (ii) any options, warrants or other rights to acquire any additional shares of capital stock of the Company or any security exercisable for or convertible into shares of capital stock of the Company, other than as set forth on Exhibit A (collectively, “Options”).

6. Covenants of the Company.

(i) The Company shall take any and all action reasonably necessary to effect the provisions of this Agreement and the intention of the parties hereto with respect to the terms of this Agreement.

(b) The Company shall (i) purchase and maintain in effect at all times directors’ and officers’ liability insurance in an amount and pursuant to terms determined by the Board to be reasonable and customary, and (ii) cause the Charter and the By-laws to at all times provide for the indemnification, exculpation and advancement of expenses of all Directors to the fullest extent permitted under applicable Law.

(c) The Company shall pay all reasonable and documented out-of-pocket expenses incurred by the members of the Board in connection with the performance of his or her duties as a Director and in connection with his or her attendance at any meeting of the Board. The Company shall enter into customary indemnification agreements with each member of the Board and each officer of the Company from time to time.

7. Lock-up.

(a) Subject to Sections 7(b) and 7(c), each Stockholder Party agrees that it, he or she shall not Transfer any Lock-up Shares of such Stockholder Party (if any and to the extent applicable) until the end of the applicable Lock-up Period (the “Lock-up”).

(b) Notwithstanding the provisions set forth in Section 7(a), any Stockholder Party or its Permitted Transferees may Transfer the Lock-up Shares of such Stockholder Party (if any and to the extent applicable) during the Lock-up Period (i) to any of such Stockholder Party’s Permitted Transferees; or (ii) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock (including any Company Interests exchangeable for shares of Common Stock in connection therewith) for cash, securities or other property subsequent to the Closing Date.

(c) Notwithstanding the provisions set forth in Section 7(a), (i) to the extent applicable, any Company Interests or shares of Common Stock issued to any Stockholder Party upon exercise of any of such Stockholder Party’s warrants to purchase Company Interests or shares of Common Stock shall be deemed to be Company Interests or shares of Common Stock, as the case may be, Beneficially Owned by such Stockholder Party as of the Closing and such exercise shall not be deemed a Transfer for purposes of this Section 7 and (ii) the retirement of shares of Class B Common Stock pursuant to Section 4.3(b) of the Charter shall not be deemed a Transfer for purposes of this Section 7.

(d) Notwithstanding anything contained herein to the contrary, if, following the Closing, the last sale price of the Class A Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) (the “trading share price”) on the principal exchange on which such securities are then listed or quoted, which as of the date hereof is the New York Stock Exchange, for any 10 trading days within any 15 trading-day period commencing 15 days after the Closing, exceeds (i) $13.50 per share, then the Aria Holders, together with their Permitted Transferees, may Transfer their applicable Lock-up Shares during the Lock-up Period without restriction under this Section 7 in an amount up to one-third of the Lock-up Shares Beneficially Owned by the Aria Holders and their respective Permitted Transferees, in each case, in the aggregate as of immediately following the Closing (the aggregate Lock-up Shares, as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like, the “Aria Holders Closing Shares”), (ii) $16.00 per share, then the Aria Holders, together with their Permitted Transferees, may Transfer up to an additional one-third of the Aria Holders Closing Shares in excess of the Aria Holders Closing Shares described in the foregoing clause (i) (i.e., up to two-thirds of the Aria Holders Closing Shares in the aggregate) without restriction under this Section 7, and (iii) $19.00 per share, then the Aria Holders, together with their Permitted Transferees, may Transfer any of the Aria Holders Closing Shares without restriction under this Section 7. For the avoidance of doubt, this Section 7 shall in no way limit any restrictions on or requirements relating to the Transfer of the Aria Holders Closing Shares under applicable securities Laws or as otherwise set forth in this Agreement or the governing documents of the Company and OpCo as of the date hereof.

8. [Reserved].

9. Additional Shares. Each Ares Investor agrees that all securities of the Company that may vote in the election of the Directors that such Ares Investor purchases, acquires the right to vote or otherwise acquires Beneficial Ownership of (including by the exercise or conversion of any security exercisable or convertible for Company Interests) after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Voting Shares for all purposes of this Agreement.

10. No Agreement as Director or Officer.  Each Stockholder Party is signing this Agreement solely in his, her or its capacity as a stockholder of the Company. No Stockholder Party makes any agreement or understanding in this Agreement in such Stockholder Party’s capacity as a Director or officer of the Company or any of its Subsidiaries (if Stockholder Party holds such office). Nothing in this Agreement will limit or affect any actions or omissions taken by a Stockholder Party in his, her or its capacity as a Director or officer of the Company, and no actions or omissions taken in such Stockholder Party’s capacity as a Director or officer shall be deemed a breach of this Agreement.  Nothing in this Agreement will be construed to prohibit, limit or restrict a Stockholder Party from exercising his or her fiduciary duties as an officer or Director to the Company or its stockholders.

11. Confidentiality. Each Stockholder Party agrees, and agrees to cause its Affiliates, to keep confidential and not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any Confidential Information; provided, however, that a Stockholder Party may disclose Confidential Information to (a) its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (b) to any Affiliate, partner, member, equityholder or wholly-owned Subsidiary of such Stockholder Party in the ordinary course of business; provided, further, that, such Stockholder Party informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information or (c) as may otherwise be required by law, regulation, rule, court order or subpoena or by obligations pursuant to any listing agreement with any securities exchange or securities quotation system; provided that, such Stockholder Party promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

12. Specific Enforcement. Each party hereto acknowledges that the rights of each party hereto to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event any of the provisions hereof are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching party hereto would have no adequate remedy at Law) and the non-breaching party hereto would be irreparably damaged. Accordingly, each party hereto agrees that each other party hereto shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions hereof and to enforce specifically this Agreement to the extent expressly contemplated herein and the terms and provisions hereof in any Proceeding, in addition to any other remedy to which such Person may be entitled. Each party hereto agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties hereto acknowledge and agree that any party hereto seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in accordance with this Section 12 shall not be required to provide any bond or other security in connection with any such injunction.

13. Termination.

(a) Following the Closing, with respect to each Stockholder Party, except as set forth in Section 13(b), (i) Section 3 (Board of Directors) and Section 4 (Director Requirements) shall terminate with respect to the Aria Holders automatically (without any action by any party hereto) on the first date on which the Aria Holders no longer have the right to designate a Director under this Agreement; and (ii) the remainder of this Agreement shall terminate automatically (without any action by any party hereto or any other Person) as to each Stockholder Party when such Stockholder Party ceases to Beneficially Own any Stockholder Shares.

(b) Notwithstanding the foregoing, the obligations set forth in Section 11 (Confidentiality), Section 12 (Specific Enforcement), Section 13 (Termination), Section 14 (Amendments and Waivers), Section 16 (Assignment), Section 18 (Severability) and Section 19 (Governing Law; Jurisdiction; Waiver of Jury Trial) shall survive termination of this Agreement.

14. Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Stockholder Party that (a) remains a party to this Agreement at such time and (b) (i) in the case of any amendment to the rights of any Stockholder Party hereunder, has such right at the time of such amendment and (ii) in the case of an amendment to any obligation of a Stockholder Party hereunder, remains subject to such obligation at the time of such amendment; provided that for the avoidance of doubt, no amendment or waiver that may adversely affect a Registration Rights Party may be entered into without the prior written consent of such Registration Rights Party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

15. Stock Splits, Stock Dividends, etc. In the event of any stock split, stock dividend, recapitalization, reorganization or similar transaction, any securities issued with respect to Voting Shares held by the Stockholder Parties shall become Voting Shares for purposes of this Agreement (and any securities issued with respect to Lock-up Shares held by Stockholder Parties shall become Lock-up Shares for purposes of this Agreement). During the term of this Agreement, all dividends paid to the Stockholder Parties in Company Interests or other equity or securities convertible into equity shall become Voting Shares (and all dividends on Lock-up Shares paid to the Stockholder Parties in Company Interests or other equity or securities convertible into equity shall become Lock-up Shares) for purposes of this Agreement.

16. Assignment.

(a) Neither this Agreement nor any of the rights, duties, interests or obligations of the Company hereunder shall be assigned or delegated by the Company in whole or in part.

(b) No Stockholder Party may assign or delegate such Stockholder Party’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a Transfer of Stockholder Shares by such Stockholder Party to a Permitted Transferee in accordance with the terms of this Agreement and this Section 16.

(c) This Agreement and the provisions hereof shall, subject to Section 16(b), inure to the benefit of, shall be enforceable by and shall be binding upon the respective assigns and successors in interest of each Stockholder Party, as applicable, including with respect to any of such Stockholder Party’s Stockholder Shares that are Transferred to a Permitted Transferee in accordance with the terms of this Agreement.

(d) No assignment in accordance with this Section 16 by any party hereto (including pursuant to a Transfer of any Stockholder Party’s Stockholder Shares) of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company or any other party hereto unless and until each of the other parties hereto shall have received (i) written notice of such assignment as provided in Section 21 and (ii) the executed written agreement, in a form reasonably satisfactory to the Company, of the assignee to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement) as fully as if it were an initial signatory hereto. No Person to whom any Stockholder Party’s Stockholder Shares are Transferred shall be considered a Permitted Transferee for purposes of this Agreement unless and until the Person to whom such securities are Transferred has executed a written agreement as provided in clause (ii) of the preceding sentence.

(e) Any assignment made other than as provided in this Section 16 shall be null and void.

(f) Notwithstanding anything herein to the contrary, for purposes of determining the number of shares of capital stock of the Company held by each Stockholder Party, the aggregate number of shares so held by such Stockholder Party shall include any shares of capital stock of the Company Transferred or assigned to a Permitted Transferee in accordance with the provisions of this Section 16; provided, that any such Permitted Transferee has executed a written agreement agreeing to be bound by the terms and provisions of this Agreement as contemplated by Section 16(d).

17. Other Rights.  Except as provided by this Agreement, each Stockholder Party shall retain the full rights of a holder of shares of capital stock of the Company with respect to the Stockholder Shares, including the right to vote the Stockholder Shares subject to this Agreement.

18. Severability. Whenever possible, each provision hereof (or part thereof) shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision hereof (or part thereof) or the application of any such provision (or part thereof) to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision (or part thereof) shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions hereof. Furthermore, in lieu of such illegal, invalid or unenforceable provision (or part thereof), there shall be added automatically as a part hereof a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision (or part thereof) as may be possible.

19. Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability hereof, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTION AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HERETO. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the parties hereto submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or, in the event, but only in the event, that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or Proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 19, however, shall affect the right of any party hereto to serve legal process in any other manner permitted by Law or at equity. Each party hereto agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

20. Counterparts. This Agreement and the other agreements, certificates, instruments and documents delivered pursuant to this Agreement may be executed and delivered in one or more counterparts and by e-mail, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No party hereto shall raise the use of e-mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of e-mail as a defense to the formation or enforceability of a Contract and each party hereto forever waives any such defense.

21. Notices.  All notices, demands, requests, instructions, claims, consents, waivers and other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment), (b) when received by e-mail prior to 5:00 p.m. Eastern Time on a Business Day, and, if otherwise, on the next Business Day, (c) one Business Day following sending by reputable overnight express courier (charges prepaid) or (d) three days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 21, notices, demands and communications to the Stockholder Parties shall be sent to the addresses indicated on Exhibit A (or to such other address or addresses as the Stockholder Parties may from time to time designate in writing).

22. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether written or oral, relating to such subject matter in any way. The parties hereto have voluntarily agreed to define their rights and Liabilities with respect to the Transaction exclusively pursuant to the express terms and provisions hereof, and the parties hereto disclaim that they are owed any duties or are entitled to any remedies not set forth herein. Furthermore, this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations and no Person has any special relationship with another Person that would justify any expectation beyond that of an ordinary Person in an arm’s-length transaction.

23. Effectiveness. Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall be effective upon the Closing. If the Business Combination Agreements are terminated in accordance with their respective terms, this Agreement shall terminate on concurrently therewith and shall be of no further force and effect.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

Archaea Energy LLC

By:	/s/ Nicholas Stork
Name:	Nicholas Stork
Title:	Chief Executive Officer

Shallenial Fund I, L.P.

By:	/s/ Daniel Rice IV
Name:	Daniel Rice IV
Title:	Managing Member

S & Co. Investment Fund IV, LLC

By:	/s/ Neil C. Thompson
Name:	Neil C. Thompson
Title:	Managing Partner

Struan & Company LLC

By:	/s/ Richard L. Walton
Name:	Richard L. Walton
Title:	President

Rothwell Gornt LLC

By:	/s/ Nicholas Stork
Name:	Nicholas Stork
Title:	Manager

Stork Partners LLC

By:	/s/ Nicholas Stork
Name:	Nicholas Stork
Title:	Manager

Green Eyed Devil LLC

By:	/s/ Richard L. Walton
Name:	Richard L. Walton
Title:	Manager

McCarthy Biogas Holdings LLC

By:	By: /s/ Brian McCarthy
Name:	Brian McCarthy
Title:	Manager

Anderson Biogas Holdings LLC

By:	/s/ Charles Anderson
Name:	Charles Anderson
Title:	Manager

By:	/s/ Ted Yowonske

TED YOWONSKE

Rice Acquisition Sponsor LLC

By:	/s/ Jamie Rogers
Name:	Jamie Rogers
Title:	Authorized Person

Rice Acquisition Corporation

By:	/s/ Jamie Rogers
Name:	Jamie Rogers
Title:	Authorized Person

Rice Acquisition Holdings LLC

By:	/s/ Jamie Rogers
Name:	Jamie Rogers
Title:	Authorized Person

Aria Renewable Energy Systems LLC

By:	/s/ Noah Ehrenpreis
Name:	Noah Ehrenpreis
Title:	Vice President & Secretary

Jerrold M. Jung Trust

By:	/s/ Jerry Jung
Name:	Jerrold M. Jung Trust
Title:	Trustee

Scott D. Salisbury Living Trust

By:	/s/ Scott Salisbury
Name:	Scott D. Salisbury Living Trust
Title:	Trustee

William and Jerry Owen Family Trust

By:	/s/ Bill Owen
Name:	William and Jerry Owen Family Trust
Title:	Trustee

Zeliff Holdings, Inc.

By:	/s/ Pete Zeliff
Name:	Pete Zeliff
Title:	President

ARCHAEA ENERGY INC.

By:	/s/ Jamie Rogers
Name:	Jamie Rogers
Title:	Authorized Person

LFG BUYER CO, LLC

By:	/s/ Jamie Rogers
Name:	Jamie Rogers
Title:	Authorized Person

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